UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  May 12, 2011
(Date of earliest event reported:  May 9, 2011)

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders

(a) On May 9, 2011, Haverty Furniture Companies, Inc. held its annual meeting of stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter and each holder is entitled to one vote for each share of stock.  For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and each holder of shares of common stock is entitled to one vote for each share of stock and Class A common stock is entitled to ten votes for each share of stock.  At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters approval requires an affirmative vote of a combined  majority of the votes cast.

(b) Stockholders voted on the matters set forth below.

Proposal 1:	Election of Class A Common Stock Directors.

The holders of Class A common stock elected all seven director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

John T. Glover	2,677,709	10,801	328,891
Rawson Haverty, Jr.	2,677,709	10,801	328,891
L. Phillip Humann	2,677,709	10,801	328,891
Mylle Mangum	2,677,709	10,801	328,891
Frank S. McGaughey, III	2,639,879	48,631	328,891
Clarence H. Smith	2,677,709	10,801	328,891
Al Trujillo	2,677,709	10,801	328,891

Proposal 2:     Election of Common Stock Directors.

The holders of common stock elected all three director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

Terrence F. McGuirk	7,958,224	8,663,451	1,352,718
Vicki R. Palmer	16,566,722	54,953	1,352,718
Fred L. Schuermann	16,567,405	54,270	1,352,718

Proposal 3:	Approval of an Advisory Resolution Regarding Compensation of our Named Executive Officers.

The stockholders approved the advisory resolution regarding compensation of our named executive officers. The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Approval of advisory resolution on executive compensation	43,193,650	114,297	198,828	4,641,628

Proposal 4:	Selection of the Frequency of Stockholder Votes on Executive Compensation.

The stockholders approved a frequency of every three years for a stockholder vote on executive compensation. The voting results were as follows:

	3 years	2 Years	1 Year	Abstain	Broker Non-Vote
Selection of frequency of vote on executive compensation	32,336,222	36,751	10,989,430	144,372	4,641,628

Proposal 5:	Approval of an Amendment to the 2004 Long-Term Incentive Plan increasing the maximum number of shares of common stock reserved for issuance.

The stockholders approved the Amendment to the 2004 Long-Term Incentive Plan increasing the maximum number of shares of common stock reserved for issuance. The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Amendment to the 2004 Long-Term Incentive Plan	42,963,159	397,309	146,307	4,641,628

Proposal 6:	Ratification of Ernst & Young LLP as our independent auditor.

The stockholders ratified the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2011.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of Ernst & Young LLP	47,885,976	225,270	37,157	—

(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation:

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years. In line with this recommendation, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials for our annual meeting of stockholders in 2014 and 2017. The next required advisory vote on the frequency of stockholder votes on executive compensation will occur no later than our annual meeting of stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

May 12, 2011	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer